AMENDED AND RESTATED GENERAL SECURITY AGREEMENT

Dated as of __________, 2009

between

THE GRANTORS REFERRED TO HEREIN

as Grantors

and

TANG CAPITAL PARTNERS, L.P.

as Agent

AMENDED AND RESTATED GENERAL SECURITY AGREEMENT

This Amended and Restated General Security Agreement dated as of ______________, 2009 (the “Agreement”) between Genta Incorporated, a Delaware corporation (the “Company”), the other Persons listed on the signature pages hereof as Grantors and the Additional Grantors (as defined in Section 18) (the Company, the Persons so listed and the Additional Grantors being, collectively, the “Grantors”) and Tang Capital Partners, L.P., as agent (together with any successor agent, the “Agent”) for the Purchasers (as defined in the Securities Purchase Agreements (as defined below)).  This Agreement amends and restates in its entirety that certain General Security Agreement dated as of June 9, 2008 between Grantors and Agent for certain of the Purchasers, as heretofore amended or supplemented (the “Original Security Agreement”).

Preliminary Statements

A.           The Company has entered into a Securities Purchase Agreement dated as of June 5, 2008 (as amended, amended and restated, supplemented or otherwise modified from time to time, being the “Original Securities Purchase Agreement”) and a Securities Purchase Agreement dated as of __________, 2009 (as amended, amended and restated, supplemented or otherwise modified from time to time, being the “2009 Securities Purchase Agreement” and together with the Original Securities Purchase Agreement, the “Securities Purchase Agreements”) with the Purchasers.  For purposes of this Agreement, the term “Notes” shall mean the Senior Secured Convertible Notes issued pursuant to the Securities Purchase Agreements.

B.           The Grantors are entering into this Agreement in order to grant to the Agent for the ratable benefit of the Purchasers a security interest in all of their right, title and interest in and to the Collateral (as defined herein) now owned or hereafter acquired.

C.           The parties intend that all security interests granted pursuant to this Agreement, (including those granted under the Original Security Agreement) shall be pari passu notwithstanding the date, order or method of attachment or perfection of any such lien or security interest or the provisions of any applicable law.

D.           Each Grantor is the owner of the shares (the “Initial Pledged Shares”) of stock set forth opposite such Grantor’s name on and as otherwise described in Part I of Schedule I hereto and issued by the corporations and entities named therein and of the indebtedness (the “Initial Pledged Debt”) set forth opposite such Grantor’s name on and as otherwise described in Part II of Schedule I hereto and issued by the issuers named therein.

E.            It is a condition precedent to the purchase of the Notes by the Purchasers pursuant to the Securities Purchase Agreements that the Grantors shall have granted the assignment and security interest and made the pledge and assignment contemplated by this Agreement.

F.            Each Grantor will derive substantial direct and indirect benefit from the transactions contemplated by the Note Purchase Documents (as defined below).

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G.           Now, Therefore, in consideration of the premises and in order to induce the Purchasers to purchase the Notes from the Company as set forth in the Securities Purchase Agreements and for other good and valuable consideration, each Grantor hereby agrees with the Agent for the ratable benefit of the Purchasers as follows:

Definitions

As used in this Agreement, the following terms shall have the meanings set forth below. Terms used herein and not otherwise defined herein are used in this Agreement as defined in the Securities Purchase Agreements and the Notes. Further, unless otherwise defined in this Agreement or in the Securities Purchase Agreements, terms defined in the UCC are used in this Agreement as such terms are defined in the UCC.

“Debtor Relief Laws” means the Bankruptcy Code of the United States of America, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States of America or other applicable jurisdictions from time to time in effect affecting the rights of creditors generally.

“Governmental Authority” means (a) any international, foreign, federal, state, county or municipal government, or political subdivision thereof, (b) any governmental or quasi-governmental agency, authority, board, bureau, commission, department, instrumentality, central bank or public body, or (c) any court, administrative tribunal or public utility.

“Laws” or “Law” means all international, foreign, federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law.

“Liabilities” means all advances to, and debts, liabilities, obligations, covenants and duties of, Company or any other Grantor arising under any Note Purchase Document, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest that accrues after the commencement of any proceeding under any Debtor Relief Laws by or against Company or any other Grantor or any Subsidiary or Affiliate of Company or any other Grantor.

“Lien” means any mortgage, pledge, hypothecation, assignment, deposit arrangement (including in the nature of, cash collateral accounts or security interests), encumbrance, lien (statutory or other), fixed or floating charge, or other security interest of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the Uniform Commercial Code or comparable Laws of any jurisdiction), including the interest of a purchaser of accounts receivable.

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“Note Purchase Documents” means the Securities Purchase Agreements, the Notes and the Security Documents, and each certificate, fee letter, and other instrument or agreement from time to time executed by Company or any of its Subsidiaries and delivered in connection with the Securities Purchase Agreements.

“Permitted Liens” means the individual and collective reference to the following: (a) Liens for taxes, assessments and other governmental charges or levies not yet due or Liens for taxes, assessments and other governmental charges or levies being contested in good faith and by appropriate proceedings for which adequate reserves (in the good faith judgment of the management of the Company) have been established in accordance with GAAP (as defined in the Note); (b) Liens imposed by law which were incurred in the ordinary course of the Company’s business, such as carriers’, warehousemen’s and mechanics’ Liens, statutory landlords’ Liens, and other similar Liens arising in the ordinary course of the Company’s business, and which (x) do not individually or in the aggregate materially detract from the value of such property or assets or materially impair the use thereof in the operation of the business of the Company and its consolidated subsidiaries or (y) are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing for the foreseeable future the forfeiture or sale of the property or asset subject to such Lien; (c) encumbrances consisting of licenses of the Grantors’ intellectual property that are created in connection with joint ventures, collaborations, or partnership activities of Grantors and are approved in advance in writing by the holders of 55% of the then outstanding principal amount of the Notes; and (d) Liens granted pursuant to this Agreement.

“Requisite Purchasers” means, as of any date of determination, Purchasers holding Notes aggregating more than 66 2/3% of such Notes in aggregate principal amount then outstanding.

“Security Documents” means this Agreement and the Intellectual Property Security Agreement (as defined below).

“UCC” means the Uniform Commercial Code as in effect, from time to time, in the State of New York, provided that, if perfection or the effect of perfection or non-perfection or the priority of any security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, “UCC” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority.

SECTION 1.    Grant of Security. Each Grantor hereby assigns and pledges to the Agent for the ratable benefit of the Purchasers, and hereby grants to the Agent for the ratable benefit of the Purchasers a security interest in, such Grantor’s right, title and interest in and to the following, in each case, as to each type of property described below, whether now owned or hereafter acquired by such Grantor, wherever located, and whether now or hereafter existing or arising (collectively, the “Collateral”):

(a)           all equipment in all of its forms, all fixtures and all parts thereof and all accessions thereto (any and all such equipment, fixtures, parts and accessions being the “Equipment”);

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(b)           all inventory in all of its forms (including, but not limited to raw materials and work in process therefor, finished goods thereof and materials used or consumed in the manufacture, production, preparation or shipping thereof, goods in which such Grantor has an interest in mass or a joint or other interest or right of any kind (including, without limitation, goods in which such Grantor has an interest or right as consignee) and goods that are returned to or repossessed or stopped in transit by such Grantor), and all accessions thereto and products thereof and documents therefor (any and all such inventory, accessions, products and documents being the “Inventory”);

(c)           all goods other than Equipment and Inventory and all accessions thereto (any and all such goods and accessions being the “Other Goods”);

(d)           all accounts, chattel paper, instruments, deposit accounts, documents, letter-of-credit rights, general intangibles and other obligations of any kind, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services and whether or not earned by performance, and all rights now or hereafter existing in and to all security agreements, leases and other contracts securing or otherwise relating to any such accounts, chattel paper, instruments, deposit accounts, documents, letter-of-credit rights, general intangibles or obligations (any and all such accounts, chattel paper, instruments, deposit accounts, documents, letter-of-credit rights, general intangibles and obligations, to the extent not referred to in clause (e) or (f) below, being the “Receivables”, and any and all such security agreements, leases and other contracts being the “Related Contracts”);

(e)           the following (the “Security Collateral”):

(i)           the Initial Pledged Shares and the certificates, if any, representing the Initial Pledged Shares, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Initial Pledged Shares;

(ii)           the Initial Pledged Debt and the instruments, if any, evidencing the Initial Pledged Debt, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Initial Pledged Debt;

(iii)           all additional shares of stock from time to time acquired by such Grantor in any manner (such shares, together with the Initial Pledged Shares, being the “Pledged Shares”), and the certificates, if any, representing such additional shares, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares;

(iv)           all additional indebtedness from time to time owed to such Grantor (such indebtedness, together with the Initial Pledged Debt, being the “Pledged Debt”) and the instruments, if any, evidencing such indebtedness, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such indebtedness; and

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(v)           all other investment property (including, without limitation, all (A) securities, whether certificated or uncertificated, (B) security entitlements, (C) securities accounts, (D) commodity contracts and (E) commodity accounts) in which such Grantor has now, or acquires from time to time hereafter, any right, title or interest in any manner, and the certificates or instruments, if any, representing or evidencing such investment property, and all dividends, interest, distributions, value, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such investment property;

(f)           the following (collectively, the “Account Collateral”):

(i)           any cash collateral account of such Grantor, all financial assets from time to time credited thereto (including, without limitation, all investments from time to time credited thereto), and all dividends, interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such financial assets;

(ii)          all deposit accounts or any other cash collateral of such Grantor from time to time, all funds held therein and all certificates and instruments, if any, from time to time representing or evidencing such deposit accounts;

(iii)        all notes, certificates of deposit, checks and other instruments from time to time delivered to or otherwise possessed by the Agent for or on behalf of such Grantor, including, without limitation, those delivered or possessed in substitution for or in addition to any or all of the then existing Account Collateral; and

(iv)         all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Account Collateral;

(g)           the following (collectively, the “Intellectual Property Collateral”):

(i)           all United States, international and foreign patents, patent applications and statutory invention registrations, including, without limitation, the patents and patent applications set forth in Schedule IV hereto (as such Schedule IV may be supplemented from time to time by supplements to this Agreement, each such supplement being in substantially the form of Exhibit C hereto (an “IP Security Agreement Supplement”), executed and delivered by such Grantor to the Agent from time to time), together with all reissues, divisions, continuations, continuations-in-part, extensions and reexaminations thereof, all inventions therein, all rights therein provided by international treaties or conventions and all improvements thereto, and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto (the “Patents”);

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(ii)          all trademarks (including, without limitation, service marks), certification marks, collective marks, trade dress, logos, domain names, product configurations, trade names, business names, corporate names and other source identifiers, whether or not registered, whether currently in use or not, including, without limitation, all common law rights and registrations and applications for registration thereof, including, without limitation, the trademark registrations and trademark applications set forth in Schedule IV hereto (as such Schedule IV may be supplemented from time to time by IP Security Agreement Supplements executed and delivered by such Grantor to the Agent from time to time), and all other marks registered in the U.S. Patent and Trademark Office or in any office or agency of any State or Territory of the United States or any foreign country, and all rights therein provided by international treaties or conventions, all reissues, extensions and renewals of any of the foregoing, together in each case with the goodwill of the business connected therewith and symbolized thereby, and all rights corresponding thereto throughout the world and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto (the “Trademarks”);

(iii)         all copyrights, copyright applications, copyright registrations and like protections in each work of authorship, whether statutory or common law, whether published or unpublished, any renewals or extensions thereof, all copyrights of works based on, incorporated in, derived from, or relating to works covered by such copyrights, including, without limitation, the copyright registrations and copyright applications set forth in Schedule IV hereto (as such Schedule IV may be supplemented from time to time by IP Security Agreement Supplements executed and delivered by such Grantor to the Agent from time to time), together with all rights corresponding thereto throughout the world and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto (the “Copyrights”);

(iv)         all confidential and proprietary information, including, without limitation, know-how, trade secrets, manufacturing and production processes and techniques, inventions, research and development information, technical data, financial, marketing and business data, pricing and cost information, business and marketing plans and customer and supplier lists and information (the “Trade Secrets”);

(v)           all computer software programs and databases (including, without limitation, source code, object code and all related applications and data files), firmware, and documentation and materials relating thereto, and all rights with respect to the foregoing, together with any and all options, warranties, service contracts, program services, test rights, maintenance rights, improvement rights, renewal rights and indemnifications and any substitutions, replacements, additions or model conversions of any of the foregoing (the “Computer Software”);

(vi)         all license agreements, permits, authorizations and franchises, whether with respect to the Patents, Trademarks, Copyrights, Trade Secrets or Computer Software, or with respect to the patents, trademarks, copyrights, trade secrets, computer software or other proprietary right of any other Person, including, without limitation, the material license agreements set forth in Schedule IV hereto (as such Schedule IV may be supplemented from time to time by IP Security Agreement Supplements executed and delivered by such Grantor to the Agent from time to time), and all income, royalties and other payments now or hereafter due and/or payable with respect thereto, subject, in each case, to the terms of such license agreements, permits, authorizations and franchises, (the“Licenses”); and

(vii)        any and all claims for damages for past, present and future infringement, misappropriation or breach with respect to the Patents, Trademarks, Copyrights, Trade Secrets, Computer Software or Licenses, with the right, but not the obligation, to sue for and collect, or otherwise recover, such damages;

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(h)           any commercial tort claims of such Grantor more particularly described on Schedule V hereto (the “Existing Commercial Tort Claims”); and

(i)           all proceeds of, collateral for and supporting obligations relating to, any and all of the Collateral (including, without limitation, proceeds, collateral and supporting obligations that constitute property of the types described in clauses (a) through (h) of this Section 1 and this clause (i)) and, to the extent not otherwise included, all (i) payments under insurance (whether or not the Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral and (ii) money.

Notwithstanding the foregoing provisions of this Section 1, the grant of a security interest as provided herein shall not extend to, and the term “Collateral” shall not include, as to any Grantor, (i) any intent to use application at the U.S. Patent and Trademark Office with respect to intellectual property to the extent an assignment for security purposes would void the same and (ii) the collateral described in that certain financing statement No. 63105681 filed on September 7, 2006 with the Delaware Department of State (as in effect on the date hereof) naming the Company as debtor and Dell Financial Services, L.P. as secured party so long as such financing statement remains in effect (provided that the grant of a security interest as provided herein shall extend to, and the term “Collateral” shall include, such collateral from and after such time as such financing statement is no longer in effect).

            If any Grantor shall at any time acquire a commercial tort claim, such Grantor shall immediately notify the Agent in a writing signed by such Grantor of the brief details thereof and grant to the Agent for the ratable benefit of the Purchasers in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to the Agent.

SECTION 2.  Security for Obligations. This Agreement secures the payment and performance of all Liabilities, together with the prompt payment of all expenses, including, without limitation, reasonable attorney costs and disbursements incurred by the Agent or the Purchasers incidental to the collection of the Liabilities and the enforcement or protection of the Agent’s security interest in the Collateral (collectively, the “Secured Obligations”).

SECTION 3.  Grantors Remain Liable. Anything herein to the contrary notwithstanding, (a) each Grantor shall remain liable under the contracts and agreements included in such Grantor’s Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Agent of any of the rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral and (c) no Purchaser shall have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement or any other Note Purchase Document or any other agreement, nor shall any Purchaser be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

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SECTION 4.  Delivery and Control of Security Collateral.

(a)           All certificates or instruments representing or evidencing Security Collateral shall be delivered to and held by or on behalf of the Agent pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Agent. The Agent shall have the right, upon the occurrence and during the continuance of an Event of Default, to transfer to or to register in the name of the Agent or any of its nominees any or all of the Security Collateral, subject only to the revocable rights specified in Section 11(a). In addition, the Agent shall have the right, upon the occurrence and during the continuance of an Event of Default, to exchange certificates or instruments representing or evidencing Security Collateral for certificates or instruments of smaller or larger denominations.

(b)           With respect to any Security Collateral in which any Grantor has any right, title or interest and that constitutes an uncertificated security issued by a Subsidiary of such Grantor, such Grantor will cause the issuer thereof either (i) to register the Agent as the registered owner, for the purpose of security, of such security or (ii) to agree in an authenticated record with such Grantor and the Agent that such issuer will comply with instructions with respect to such security originated by the Agent without further consent of such Grantor, such authenticated record to be in form and substance reasonably satisfactory to the Agent. The Agent shall not provide any directions to, or deliver any instructions or entitlement orders to any issuer pursuant to this Section 4(b) unless an Event of Default has occurred and is continuing.  Furthermore, the Agent shall promptly rescind such direction, instruction or entitlement order and notify such parties at any time when no Event of Default has occurred and is continuing.

SECTION 5.  Representations and Warranties. Each Grantor represents and warrants as follows:

(a)           Such Grantor’s exact legal name, as defined in Section 9-503(a) of the UCC, is correctly set forth on the signature pages of this Agreement. Such Grantor is an organization of the type specified on the signature pages of this Agreement and is organized under the laws of the jurisdiction specified on the signature pages of this Agreement.

(b)           All of the Equipment and Inventory (other than Equipment and Inventory constituting mobile goods and Equipment and Inventory in transit in the ordinary course of business) of such Grantor are located at the places specified therefor in Schedule II hereto, as such Schedule II may be amended from time to time pursuant to Section 7(a). The chief executive office of such Grantor and the original copies of each Related Contract to which such Grantor is a party and all originals of all chattel paper that evidence Receivables of such Grantor, are located at the address specified therefor in Schedule III hereto, as such Schedule III may be amended from time to time pursuant to Section 9(a). The Grantor is located (within the meaning of Section 9-307 of the UCC) in the state or jurisdiction set forth in Schedule III hereto. Such Grantor’s federal tax identification number is set forth opposite such Grantor’s name in Schedule III hereto. All Security Collateral consisting of certificated securities and instruments have been delivered to the Agent. All originals of all chattel paper that evidence Receivables have been delivered to the Agent, in each case to the extent that delivery thereof to the Agent is required under Section 4. None of the Receivables are evidenced by a promissory note or other instrument that has not been delivered to the Agent.

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(c)           Such Grantor is the legal and beneficial owner of the Collateral of such Grantor free and clear of any Lien, claim, option or right of others, except for the security interests created under this Agreement and Permitted Liens.  No effective financing statement or other instrument similar in effect covering all or any part of such Collateral or listing such Grantor or any trade name of such Grantor as debtor is on file in any recording office, except such as may have been filed in favor of the Agent relating to the Note Purchase Documents and Permitted Liens. Such Grantor has the trade names listed on Schedule IV hereto.

(d)           Such Grantor has exclusive possession and control of the Equipment and Inventory other than Inventory or Equipment stored at any leased premises or warehouse (which leased premises or warehouse is so indicated by an asterisk on Schedule II hereto, as such Schedule II may be amended from time to time pursuant to Section 7(a)).

(e)           The Pledged Shares pledged by such Grantor hereunder have been duly authorized and validly issued and are fully paid and non assessable. The Pledged Debt issued to any Grantor and pledged by such Grantor hereunder has been duly authorized, authenticated or issued and delivered, is the legal, valid and binding obligation of the obligor, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, is evidenced by one or more promissory notes (which notes have been delivered to the Agent), and is not in default.

(f)           The Initial Pledged Shares constitute the percentage of the issued and outstanding shares of stock of the issuers thereof indicated on Schedule I hereto as of the date hereof. The Initial Pledged Debt constitutes all of the outstanding indebtedness owed to such Grantor by the issuers thereof and is outstanding, as of the date hereof, in the principal amount indicated on Schedule I hereto as of the date hereof.

(g)           All of the investment property owned by such Grantor as of the date hereof is listed on Schedule I hereto.

(h)           Other than the execution and delivery of deposit account control agreements and securities account control agreements, and the delivery of the original title certificates to motor vehicles, all filings and other actions necessary or reasonably desirable to perfect and protect the security interest in the Collateral of such Grantor created under this Agreement have been or are concurrently herewith being duly made or taken and are in full force and effect, and this Agreement creates in favor of the Agent for the benefit of the Purchasers a valid and, together with such filings and other actions, perfected first priority security interest in the Collateral of such Grantor, securing the payment of the Secured Obligations.

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(i)           Other than the execution and delivery of deposit account control agreements and securities account control agreements, and the delivery of the original title certificates to motor vehicles, no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for (i) the grant by such Grantor of the assignment, pledge and security interest granted hereunder or for the execution, delivery or performance of this Agreement by such Grantor, (ii) the perfection or maintenance of the assignment, pledge and security interest created hereunder (including the first priority nature of such assignment, pledge or security interest), except for the filing of financing and continuation statements under the UCC, which financing statements upon due filing will be in full force and effect, the recordation of the Intellectual Property Security Agreements referred to in Section 10(f) with the U.S. Patent and Trademark Office and the U.S. Copyright Office, and the actions described in Section 4 with respect to the Security Collateral, or (iii) for the exercise by the Agent of its voting or other rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement, except as may be required in connection with the disposition of any portion of the Security Collateral by laws affecting the offering and sale of securities generally.

(j)           The Inventory that has been produced or distributed by such Grantor has been produced in compliance with all material requirements of applicable law, including, without limitation, the Fair Labor Standards Act.

(k)           As to itself and its Intellectual Property Collateral:

(i)           To the best of such Grantor’s knowledge, the rights of such Grantor in or to the Intellectual Property Collateral do not conflict with, misappropriate or infringe upon the intellectual property rights of any third party, and no written claim has been asserted that the use of such Intellectual Property Collateral does or may infringe upon the intellectual property rights of any third party.

(ii)          Such Grantor is the exclusive owner or non-exclusive licensee of the entire and unencumbered right, title and interest in and to the Intellectual Property Collateral and is entitled to use all such Intellectual Property Collateral without limitation, subject only to the license terms of the Licenses.

(iii)         The Intellectual Property Collateral set forth on Schedule IV hereto includes all of the patents, patent registrations, patent applications, trademark registrations and applications, copyright registrations and applications and Licenses owned by such Grantor.

(iv)          The Intellectual Property Collateral is subsisting and has not been adjudged invalid or unenforceable in whole or part, and to the best of such Grantor’s knowledge, is valid and enforceable. Such Grantor is not aware of any uses of any item of Intellectual Property Collateral that would reasonably be expected to lead to such item becoming invalid or unenforceable.

(v)           Such Grantor has made or performed all filings, recordings and other acts and has paid all required fees and taxes to maintain and protect its interest in each and every item of Intellectual Property Collateral in full force and effect, and to protect and maintain its interest therein including, without limitation, recordations of any of its interests in the Patents and Trademarks with the U.S. Patent and Trademark Office, except with respect to any items of Intellectual Property Collateral which such Grantor, in the reasonable exercise of its business judgment, deems not to be material to the ongoing business of such Grantor. Such Grantor has used proper statutory notice in connection with its use of each patent, trademark and copyright of the Intellectual Property Collateral.

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(vi)          No action, suit, investigation, litigation or proceeding has been asserted or is pending or threatened against such Grantor (i) based upon or challenging or seeking to deny or restrict the use of any of the Intellectual Property Collateral, or (ii) alleging that any services provided by, processes used by, or products manufactured or sold by, such Grantor infringe upon or misappropriate any material item of patent, trademark, copyright or any other proprietary right of any third party. To the best of such Grantor’s knowledge, no Person is engaging in any activity that infringes upon or misappropriates the Intellectual Property Collateral or upon the rights of such Grantor therein. Except as set forth on Schedule IV hereto, such Grantor has not granted any license, release, covenant not to sue, non-assertion assurance, or other right to any Person with respect to any material part of the Intellectual Property Collateral. The consummation of the transactions contemplated by the Note Purchase Documents and other related documents will not result in the termination or material impairment of any material item of the Intellectual Property Collateral.

(vii)        With respect to each License material to the business of such Grantor: (A) such License is valid and binding and in full force and effect against such Grantor and represents the entire agreement between the respective licensor and licensee with respect to the subject matter of such License; (B) such Grantor has not received any notice of termination or cancellation under such License; (C) such Grantor has not received any notice of a breach or default under such License, which breach or default has not been cured; (D) such Grantor has not granted to any other third party any rights, adverse or otherwise, under such License, other than pursuant to a License set forth in Schedule IV hereto; and (E) neither such Grantor nor to the best of such Grantor’s knowledge, any other party to such License is in breach or default of such License in any material respect, and no event has occurred that, with notice or lapse of time or both, would constitute such a breach or default or permit termination, modification or acceleration under such License.

SECTION 6.  Further Assurances.

(a)           Each Grantor agrees that from time to time, at the expense of such Grantor, such Grantor will promptly execute and deliver, or otherwise authenticate, all further instruments and documents, and take all further action, that may be necessary or reasonably desirable, or that the Agent may request, in order to perfect and protect any pledge, assignment or security interest granted or purported to be granted by such Grantor hereunder or to enable the Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral of such Grantor. Without limiting the generality of the foregoing, each Grantor will promptly with respect to Collateral of such Grantor: (i) at the reasonable request of the Agent, mark conspicuously each chattel paper included in Receivables and each of its records pertaining to such Collateral with a legend, in form and substance reasonably satisfactory to the Agent, indicating that such chattel paper or Collateral is subject to the security interest granted hereby; provided that no such legend shall be required if such Collateral is delivered to the Agent pursuant to clause (ii) below; (ii) if any such Collateral shall be evidenced by a promissory note or other instrument or chattel paper, deliver and pledge to the Agent hereunder such note or instrument or chattel paper duly indorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance reasonably satisfactory to the Agent; (iii) execute or authenticate and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or reasonably desirable, or as the Agent may reasonably request, in order to perfect and preserve the security interest granted or purported to be granted by such Grantor hereunder; (iv) deliver and pledge to the Agent for benefit of the Purchasers certificates representing Security Collateral that constitutes certificated securities, accompanied by undated stock or bond powers executed in blank; and (v) deliver to the Agent evidence that all other action that the Agent may deem reasonably necessary or reasonably desirable in order to perfect and protect the security interest created by such Grantor under this Agreement has been taken. Without limiting the generality of the foregoing, each Grantor will, within 10 days after the date hereof, enter into deposit account control agreements and securities account control agreements in form and substance satisfactory to the Agent relating to any Collateral of such Grantor.

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(b)           Each Grantor hereby authorizes the Agent to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral of such Grantor without the signature of such Grantor where permitted by law. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

(c)           Each Grantor will furnish to the Agent from time to time statements and schedules further identifying and describing the Collateral of such Grantor and such other reports in connection with such Collateral as the Agent may reasonably request, all in reasonable detail.

(d)           With respect to any Related Contracts entered into after the date hereof, with respect to which the account debtor is the United States or any department, agency, or instrumentality of the United States, each Grantor party to such Related Contract agrees to cause the security interest granted to the Agent in such Related Contract to be duly acknowledged under the Assignment of Claims Act of 1940 (31 U.S.C. 3727).

SECTION 7.  As to Equipment and Inventory.

(a)           Each Grantor will keep the Equipment and Inventory of such Grantor (other than Inventory sold in the ordinary course of business, Equipment and Inventory constituting mobile goods or Equipment and Inventory in transit in the ordinary course of such Grantor’s business) at the places therefor specified in Section 5(a) or, upon 30 days’ prior written notice to the Agent, at such other places in a jurisdiction where all action required by Section 6 shall have been taken with respect to such Equipment and Inventory (and, upon the taking of such action in such jurisdiction, Schedule II hereto shall be automatically amended to include such other places).

(b)           Each Grantor will cause the Equipment of such Grantor (other than any Equipment not material to the business of such Grantor) to be maintained and preserved in the same condition, repair and working order as when new, ordinary wear and tear excepted, and in accordance with any manufacturer’s manual, and will forthwith, or in the case of any loss or damage to any of such Equipment as soon as practicable after the occurrence thereof, make or cause to be made all repairs, replacements and other improvements in connection therewith that are necessary or reasonably desirable to such end.

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(c)           Each Grantor will pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including, without limitation, claims for labor, materials and supplies) against, the Equipment and Inventory of such Grantor, except to the extent payment thereof is not required by the Securities Purchase Agreements. In producing its Inventory, each Grantor will comply with all requirements of applicable law, including, without limitation, the Fair Labor Standards Act.

SECTION 8.   Insurance.

(a)           Each Grantor will, at its own expense, maintain insurance with respect to the Equipment and Inventory of such Grantor in such amounts, against such risks, in such form and with such insurers, as is customary with companies of a similar size and line of business and shall otherwise be reasonably satisfactory to the Agent. Each policy of each Grantor for general liability insurance shall provide for the Agent as additional insured, and each policy for property damage insurance shall provide for all losses to be paid directly to the Agent. Each such policy shall in addition (i) name such Grantor and the Agent as insured parties thereunder (without any representation or warranty by or obligation upon the Agent) as their interests may appear, (ii) contain the agreement by the insurer that any loss thereunder shall be payable to the Agent, (iii) provide that there shall be no recourse against the Agent for payment of premiums or other amounts with respect thereto and (iv) provide that at least 30 days’ prior written notice of cancellation shall be given to the Agent by the insurer. Each Grantor will, if so requested by the Agent, deliver to the Agent original or duplicate policies or certificates of such insurance provided by the insurance companies and, as often as the Agent may reasonably request, a report of a reputable insurance broker with respect to such insurance. Further, each Grantor will, at the request of the Agent, duly execute and deliver instruments of assignment of such insurance policies to comply with the requirements of this Section 8 and use reasonable efforts to cause the insurers to acknowledge notice of such assignment.

(b)           Reimbursement under any liability insurance maintained by any Grantor pursuant to this Section 8 may be paid directly to the Person who shall have incurred liability covered by such insurance. In case of any loss involving damage to Equipment or Inventory when subsection (c) of this Section 8 is not applicable, the applicable Grantor will make or cause to be made the necessary repairs to or replacements of such Equipment or Inventory, and any proceeds of insurance properly received by or released to such Grantor shall be used by such Grantor, except as otherwise required hereunder or by the Securities Purchase Agreements, to pay or as reimbursement for the costs of such repairs or replacements.

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(c)           So long as no Event of Default shall have occurred and be continuing, all insurance payments received by the Agent in connection with any loss, damage or destruction of any Inventory or Equipment will be released by the Agent to the applicable Grantor for the repair, replacement or restoration thereof, subject to such terms and conditions with respect to the release thereof as the Agent may reasonably require. To the extent that (i) the amount of any such insurance payments exceeds the cost of any such repair, replacement or restoration, or (ii) such insurance payments are not otherwise required by the applicable Grantor to complete any such repair, replacement or restoration required hereunder, the Agent will not be required to release the amount thereof to such Grantor and may hold or continue to hold such amount as additional security for the Secured Obligations of such Grantor (except that the Agent will release to such Grantor any such amount if and to the extent that any prepayment of the Notes is required under the Securities Purchase Agreements in connection with the receipt of such amount and such prepayment has been made). Upon the occurrence and during the continuance of any Event of Default, all insurance payments in respect of such Equipment or Inventory shall be paid to the Agent and shall, in the Agent’s sole discretion, (i) be released to the applicable Grantor to be applied as set forth in the first sentence of this subsection (c) or (ii) be held as additional Collateral hereunder or applied as specified in Section 16(b).

SECTION 9.  Place of Perfection; Records; Collection of Receivables.

(a)           No Grantor will change its name, type of legal entity, federal tax identification number, organizational identification number or location from those set forth in Section 5(a) and Section 5(b) without first giving at least 30 days’ advance written notice to the Agent and taking all action required by the Agent for the purpose of perfecting or protecting the liens granted by this Agreement. Each Grantor will also keep the originals of the Related Contracts to which such Grantor is a party and all originals of all chattel paper that evidence Receivables of such Grantor, at the location therefor specified in Section 5(a) or, upon 30 days’ prior written notice to the Agent, at such other location in a jurisdiction where all actions required by Section 6 shall have been taken with respect to the Collateral of such Grantor (and, upon the taking of such action in such jurisdiction, Schedule III hereto shall be automatically amended to include such other location). Each Grantor will hold and preserve its records relating to the Collateral, the Related Contracts and chattel paper and will permit representatives of the Agent at any time during normal business hours and with reasonable prior notice to inspect and make abstracts from such records and other documents.

(b)           Except as otherwise provided in this subsection (b), each Grantor will continue to collect, at its own expense, all amounts due or to become due to such Grantor under the Receivables and the Related Contracts. In connection with such collections, such Grantor may take (and, at the Agent’s direction upon the occurrence and during the continuance of an Event of Default, will take) such action as such Grantor or the Agent may deem reasonably necessary or advisable to enforce collection of the Receivables and the Related Contracts; provided that the Agent shall have the right at any time, upon the occurrence and during the continuance of an Event of Default, to notify the obligors (each individually, a “Contract Obligor” and collectively, the “Contract Obligors”) under any Receivables or Related Contracts of the assignment of such Receivables or Related Contracts to the Agent and to direct such Contract Obligors to make payment of all amounts due or to become due to such Grantor thereunder directly to the Agent and, upon such notification and at the expense of such Grantor, to enforce collection of any such Receivables or Related Contracts, and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done. Upon the occurrence and during the continuance of an Event of Default, (i) all amounts and proceeds (including instruments) received by such Grantor in respect of the Receivables and the Related Contracts of such Grantor shall be received in trust for the benefit of the Agent hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Agent in the same form as so received (with any necessary endorsement) to be held as cash collateral and shall be applied as provided in Section 16(b) and (ii) such Grantor will not adjust, settle or compromise the amount or payment of any Receivable, release wholly or partly any Contract Obligor thereof, or allow any credit or discount thereon. No Grantor will permit or consent to the subordination of its right to payment under any of the Receivables or the Related Contracts to any other indebtedness or obligations of the Contract Obligor thereof.

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SECTION 10.           As to Intellectual Property Collateral.

(a)           With respect to each item of its Intellectual Property Collateral (except with respect to any items of Intellectual Property Collateral which such Grantor, in its reasonable business judgment, deems not to be material to the ongoing business of such Grantor), each Grantor agrees to take, at its expense, all necessary steps, including, without limitation, in the U.S. Patent and Trademark Office, the U.S. Copyright Office and any other governmental authority, to (i) maintain the validity and enforceability of each such item of Intellectual Property Collateral and maintain each such item of Intellectual Property Collateral in full force and effect, and (ii) pursue the registration and maintenance of each patent, trademark, or copyright registration or application, now or hereafter included in the Intellectual Property Collateral of such Grantor, including, without limitation, the payment of required fees and taxes, the filing of responses to office actions issued by the U.S. Patent and Trademark Office, the U.S. Copyright Office or other governmental authorities, the filing of applications for renewal or extension, the filing of affidavits under Sections 8 and 15 of the U.S. Trademark Act, the filing of divisional, continuation, continuation-in-part, reissue and renewal applications or extensions, the payment of maintenance fees and the participation in interference, reexamination, opposition, cancellation, infringement and misappropriation proceedings. Each Grantor shall give the Agent prompt written notice of any applications or registrations of the Intellectual Property Collateral of such Grantor filed with the U.S. Patent and Trademark Office, including the date of such filing and the registration or application numbers, if any, and each Grantor shall give the Agent not less than 30 days prior written notice of the filing of any applications or registrations of the Intellectual Property Collateral of such Grantor filed with the U.S. Copyright Office, including the title of such Intellectual Property Collateral to be registered, as such title will appear on such applications or registrations, and the date such applications or registrations will be filed. No Grantor shall, without the written consent of the Agent, discontinue use of or otherwise abandon any Intellectual Property Collateral, or abandon any right to file an application for letters patent, trademark, or copyright, unless such Grantor shall have previously determined that such use or the pursuit or maintenance of such Intellectual Property Collateral is no longer desirable in the conduct of such Grantor’s business, in which case, such Grantor will give prompt notice of any such abandonment to the Agent.

(b)           Except as provided in this Section regarding the discontinuation of use or abandonment of any Intellectual Property Collateral, each Grantor agrees promptly to notify the Agent if such Grantor learns (i) that any item of the Intellectual Property Collateral may have become abandoned, placed in the public domain, invalid or unenforceable, or of any adverse determination or development regarding such Grantor’s ownership of any of the Intellectual Property Collateral or its right to register the same or to keep and maintain and enforce the same, or (ii) of any adverse determination or the institution of any proceeding (including, without limitation, the institution of any proceeding in the U.S. Patent and Trademark Office or any court) regarding any item of the Intellectual Property Collateral.

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(c)            In the event that any Grantor becomes aware that any item of the Intellectual Property Collateral material to the business of such Grantor is being infringed or misappropriated by a third party, such Grantor shall promptly notify the Agent and shall take such actions, at its expense, as such Grantor or the Agent deems reasonable and appropriate under the circumstances to protect such Intellectual Property Collateral, including, without limitation, suing for infringement or misappropriation and for an injunction against such infringement or misappropriation.

(d)           Each Grantor shall use proper statutory notice in connection with its use of each item of its Intellectual Property Collateral. Except with respect of any item of Intellectual Property Collateral, which such Grantor, in the reasonable exercise of its business judgment, deems not to be material to the ongoing business of such Grantor, no Grantor shall do or permit any act or knowingly omit to do any act whereby any of its Intellectual Property Collateral may lapse or become invalid or unenforceable or placed in the public domain.

(e)           Except with respect to any item of Intellectual Property Collateral, which such Grantor, in the reasonable exercise of its business judgment, deems not to be material to the ongoing business of such Grantor, each Grantor shall take all steps which it or the Agent deems reasonable and appropriate under the circumstances to preserve and protect each item of its Intellectual Property Collateral, including, without limitation, maintaining the quality of any and all products or services used or provided in connection with any of the Trademarks, consistent with the quality of the products and services as of the date hereof, and taking all steps necessary to ensure that all licensed users of any of the Trademarks use such consistent standards of quality.

(f)           With respect to its Intellectual Property Collateral, each Grantor agrees to execute an agreement, in substantially the form set forth in Exhibit B hereto (an “Intellectual Property Security Agreement”), for recording the security interest granted hereunder to the Agent in such Intellectual Property Collateral with the U.S. Patent and Trademark Office, the U.S. Copyright Office and any other governmental authorities necessary to perfect the security interest hereunder in such Intellectual Property Collateral.

(g)           Each Grantor agrees that, should it obtain an ownership interest in any item of the type set forth in Section 1(g) which is not on the date hereof a part of the Intellectual Property Collateral (the “After-Acquired Intellectual Property”), (i) the provisions of Section 1 shall automatically apply thereto, (ii) any such After-Acquired Intellectual Property and, in the case of trademarks, the goodwill of the business connected therewith or symbolized thereby, shall automatically become part of the Intellectual Property Collateral subject to the terms and conditions of this Agreement with respect thereto, (iii) such Grantor shall give prompt written notice thereof to the Agent in accordance herewith and (iv) such Grantor shall execute and deliver to the Agent an IP Security Agreement Supplement covering such After-Acquired Intellectual Property as “Additional Collateral” thereunder and as defined therein, and shall record such IP Security Agreement Supplement with the U.S. Patent and Trademark Office, the U.S. Copyright Office and any other governmental authorities necessary to perfect the security interest hereunder in such After-Acquired Intellectual Property.

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SECTION 11.           Voting Rights; Dividends; Etc.

(a)           So long as no Event of Default shall have occurred and be continuing:

(i)           Each Grantor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Security Collateral of such Grantor or any part thereof for any purpose; provided that such Grantor will not exercise or refrain from exercising any such right if such action would have a material adverse effect on the value of the Security Collateral or any part thereof.

(ii)          Each Grantor shall be entitled to receive and retain any and all dividends, interest and other distributions paid in respect of the Security Collateral of such Grantor if and to the extent that the payment thereof is not otherwise prohibited by the terms of the Note Purchase Documents; provided that any and all dividends, interest and other distributions paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Security Collateral received after the date hereof, shall be, and shall be forthwith delivered to the Agent to hold as, Security Collateral and shall, if received by such Grantor, be received in trust for the benefit of the Agent, be segregated from the other property or funds of such Grantor and be forthwith delivered to the Agent as Security Collateral in the same form as so received (with any necessary endorsement).

(iii)         The Agent will execute and deliver (or cause to be executed and delivered) to each Grantor all such proxies and other instruments as such Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and other rights that it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends or interest payments that it is authorized to receive and retain pursuant to paragraph (ii) above.

(b)           Upon the occurrence and during the continuance of an Event of Default:

(i)           All rights of each Grantor (x) to exercise or refrain from exercising the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 11(a)(i) shall, upon notice to such Grantor by the Agent, cease and (y) to receive the dividends, interest and other distributions that it would otherwise be authorized to receive and retain pursuant to Section 11(a)(ii) shall automatically cease, and all such rights shall thereupon become vested in the Agent, which shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights and to receive and hold as Security Collateral such dividends, interest and other distributions.

(ii)          All dividends, interest and other distributions that are received by any Grantor contrary to the provisions of paragraph (i) of this Section 11(b) shall be received in trust for the benefit of the Agent, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Agent as Security Collateral in the same form as so received (with any necessary endorsement).

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SECTION 12.           Transfers and Other Liens; Additional Shares.

(a)            Each Grantor agrees that it will not (i) sell, assign or otherwise dispose of, or grant any option with respect to, any of the Collateral, other than sales, assignments and other dispositions of Collateral, and options relating to Collateral, permitted under the terms of the Securities Purchase Agreements, or (ii) create or suffer to exist any Lien upon or with respect to any of the Collateral of such Grantor except for the pledge, assignment and security interest created under this Agreement and Permitted Liens.

(b)           Each Grantor agrees that it will (i) cause each issuer of the Pledged Shares pledged by such Grantor not to issue any stock or other securities in addition to or in substitution for the Pledged Shares issued by such issuer, except to such Grantor, and (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional shares of stock or other securities.

SECTION 13.           Agent Appointed Attorney in Fact. Each Grantor hereby irrevocably appoints the Agent such Grantor’s attorney in fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time, upon the occurrence and during the continuance of an Event of Default, in the Agent’s discretion, to take any action and to execute any instrument that the Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

(a)           to obtain and adjust insurance required to be paid to the Agent pursuant to Section 8,

(b)           to ask for, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral,

(c)           to receive, endorse and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) or (b) above, and

(d)           to file any claims or take any action or institute any proceedings that the Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Agent with respect to any of the Collateral.

SECTION 14.           Agent May Perform. If any Grantor fails to perform any agreement contained herein, the Agent may, as the Agent deems necessary to protect the security interest granted hereunder in the Collateral or to protect the value thereof, but without any obligation to do so and without notice, itself perform, or cause performance of, such agreement, and the expenses of the Agent incurred in connection therewith shall be payable by such Grantor under Section 17(b).

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SECTION 15.           The Agent’s Duties.

(a)           The powers conferred on the Agent hereunder are solely to protect the Purchasers’ interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Agent shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not any Purchaser has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which it accords its own property.

(b)           Anything contained herein to the contrary notwithstanding, the Agent may from time to time, when the Agent deems it to be necessary, appoint one or more subagents (each a “Subagent”) for the Agent hereunder with respect to all or any part of the Collateral. In the event that the Agent so appoints any Subagent with respect to any Collateral, (i) the assignment and pledge of such Collateral and the security interest granted in such Collateral by each Grantor hereunder shall be deemed for purposes of this Agreement to have been made to such Subagent, in addition to the Agent, for the ratable benefit of the Purchasers, as security for the Secured Obligations of such Grantor, (ii) such Subagent shall automatically be vested, in addition to the Agent, with all rights, powers, privileges, interests and remedies of the Agent hereunder with respect to such Collateral, and (iii) the term “Agent,” when used herein in relation to any rights, powers, privileges, interests and remedies of the Agent with respect to such Collateral, shall include such Subagent; provided that no such Subagent shall be authorized to take any action with respect to any such Collateral unless and except to the extent expressly authorized in writing by the Agent.

SECTION 16.           Remedies.  If any Event of Default shall have occurred and be continuing:

(a)           The Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a Purchaser upon default under the UCC and also may: (i) require each Grantor to, and each Grantor hereby agrees that it will at its expense and upon request of the Agent forthwith, assemble all or part of the Collateral as directed by the Agent and make it available to the Agent at a place and time to be designated by the Agent that is reasonably convenient to both parties; (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Agent’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Agent may deem commercially reasonable; (iii) occupy any premises owned or leased by any of the Grantors where the Collateral or any part thereof is assembled or located for a reasonable period in order to effectuate its rights and remedies hereunder or under law, without obligation to such Grantor in respect of such occupation; and (iv) exercise any and all rights and remedies of any of the Grantors under or in connection with the Receivables and the Related Contracts or otherwise in respect of the Collateral, including, without limitation, any and all rights of such Grantor to demand or otherwise require payment of any amount under, or performance of any provision of, the Receivables and the Related Contracts. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days’ notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

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(b)           Any cash held by or on behalf of the Agent and all cash proceeds received by or on behalf of the Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Agent, be held by the Agent as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Agent pursuant to Section 17) in whole or in part by the Agent for the ratable benefit of the Purchasers against, all or any part of the Secured Obligations, in the following manner:

(i)           first, to the Agent for any amounts as shall be required to reimburse the Agent for all reasonable costs and expenses incidental to the collection of the Liabilities and the enforcement or protection of the Agent’s security interest in the Collateral; and

(ii)           second, to the payment in full of the other Secured Obligations, in each case equally and ratably in accordance with their respective amounts thereof then due and owing or as the Purchasers (including the Agent in respect of its Notes) holding the same may otherwise agree.

Any surplus of such cash or cash proceeds held by or on the behalf of the Agent and remaining after payment in full of all the Secured Obligations shall be paid over to the applicable Grantor or to whosoever may be lawfully entitled to receive such surplus.

(c)           All payments received by any Grantor in respect of the Collateral shall be received in trust for the benefit of the Agent, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Agent in the same form as so received (with any necessary endorsement).

(d)           The Agent may, without notice to any Grantor except as required by law and at any time or from time to time, charge, set off and otherwise apply all or any part of the Secured Obligations against any funds held in any deposit account of such Grantor.

(e)           In the event of any sale or other disposition of any of the Intellectual Property Collateral of any Grantor, the goodwill of the business connected with and symbolized by any Trademarks subject to such sale or other disposition shall be included therein, and such Grantor shall supply to the Agent or its designee such Grantor’s know-how and expertise, and documents and things relating to any Intellectual Property Collateral subject to such sale or other disposition, and such Grantor’s customer lists and other records and documents relating to such Intellectual Property Collateral and to the manufacture, distribution, advertising and sale of products and services of such Grantor.

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(f)           If the Agent shall determine to exercise its right to sell all or any of the Security Collateral of any Grantor pursuant to this Section 16, such Security Collateral or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under Securities Act of 1933, as amended (as so amended the “Act”), the Agent may, in its discretion (subject only to applicable requirements of law), sell such Security Collateral or part thereof by private sale in such manner and under such circumstances as the Agent may deem necessary or advisable, but subject to the other requirements of this Section 16(f), and shall not be required to effect such registration or cause the same to be effected. Without limiting the generality of the foregoing, in any such event the Agent may, in its sole discretion, (i) in accordance with applicable securities laws, proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Security Collateral or part thereof could be or shall have been filed under the Act; (ii) approach and negotiate with a single possible purchaser to effect such sale; and (iii) restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Security Collateral or part thereof. In addition to a private sale as provided above in this Section 16(f), if any of such Security Collateral shall not be freely distributable to the public without registration under the Act at the time of any proposed sale hereunder, then the Agent shall not be required to effect such registration or cause the same to be effected but may, in its sole discretion (subject only to applicable requirements of law), require that any sale hereunder (including a sale at auction) be conducted subject to such restrictions as the Agent may, in its sole discretion, deem necessary or appropriate in order that such sale (notwithstanding any failure so to register) may be effected in compliance with the Debtor Relief Laws and other laws affecting the enforcement of creditors’ rights and the Act and all applicable state securities laws.

SECTION 17.           Indemnity and Expenses.

(a)           Each Grantor agrees to indemnify, defend and save and hold harmless the Agent and each other Purchaser and each of their respective Affiliates and their respective officers, directors, employees, agents, trustees and advisors (each, an “Indemnified Party”) from and against, and shall pay on demand, any and all claims, damages, losses, liabilities and expenses (including, without limitation, reasonable fees and expenses of counsel) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or resulting from this Agreement, except to the extent such claim, damage, loss, liability or expense resulted from such Indemnified Party’s gross negligence or willful misconduct.

(b)           Each Grantor will upon demand pay to the Agent the amount of any and all reasonable expenses, including, without limitation, the reasonable fees and expenses of its counsel and of any experts and agents, that the Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Collateral of such Grantor, (iii) the exercise or enforcement of any of the rights of the Agent or the other Purchasers hereunder or (iv) the failure by such Grantor to perform or observe any of the provisions hereof.

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SECTION 18.           Amendments; Waivers; Additional Grantors; Etc.

(a)           No amendment or waiver of any provision of this Agreement, and no consent to any departure by any Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of the Agent or any other Purchaser to exercise, and no delay in exercising any right hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.

(b)           Upon the execution and delivery by any Person of a security agreement supplement in substantially the form of Exhibit A hereto (each a “Security Agreement Supplement”), (i) such Person shall be referred to as an “Additional Grantor” and shall be and become a Grantor hereunder and each reference in this Agreement and the other Note Purchase Documents to “Grantor” shall also mean and be a reference to such Additional Grantor, and (ii) the supplemental schedules I, II, III, IV, and V attached to each Security Agreement Supplement shall be incorporated into and become a part of and supplement Schedules I, II, III, IV, and V, respectively, hereto, and the Agent may attach such supplemental schedules to such Schedules; and each reference to such Schedules shall mean and be a reference to such Schedules as supplemented pursuant to each Security Agreement Supplement.

SECTION 19.           Notices; Etc. All notices and other communications provided for hereunder shall be in writing and mailed, telecopied, e-mailed, or delivered to its address, telecopier number or e-mail address set forth opposite such Grantor’s or the Agent’s name on the signature pages hereto or on the signature page to the Security Agreement Supplement pursuant to which it became a party hereto; or, as to any party, at such other address, telecopier number or e-mail address as shall be designated by such party in a written notice to the other parties. All such notices and other communications shall, when mailed, telecopied, e-mailed, or delivered, be effective when deposited in the mails or telecopied, sent by e-mail, or delivered, respectively, addressed as aforesaid; except that notices and other communications to the Agent shall not be effective until received by the Agent. Delivery by telecopier or by e-mail of an executed counterpart of any amendment or waiver of any provision of this Agreement or of any Security Agreement Supplement or Schedule hereto shall be effective as delivery of an original executed counterpart thereof.

SECTION 20.           Continuing Security Interest; Assignments under the Securities Purchase Agreements. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the payment in full of the Secured Obligations, (b) be binding upon each Grantor, its successors and assigns and (c) inure, together with the rights and remedies of the Agent hereunder, to the benefit of the Purchasers and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), any Purchaser may assign or otherwise transfer all or any portion of its rights and obligations under the Securities Purchase Agreements as permitted thereunder to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Purchaser herein or otherwise, in each case as provided in the Securities Purchase Agreements.

SECTION 21.           Termination. Upon the payment in full of the Secured Obligations, the pledge, assignment and security interest granted hereby shall terminate and all rights to the Collateral shall revert to the applicable Grantor. Upon any such termination, the Agent will, at the applicable Grantor’s expense, execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.

23.

SECTION 22.           Security Interest Absolute. The obligations of each Grantor under this Agreement are independent of the Secured Obligations or any other obligations of any other Grantor under or in respect of the Note Purchase Documents, and a separate action or actions may be brought and prosecuted against each Grantor to enforce this Agreement, irrespective of whether any action is brought against any other Grantor or whether such other Grantor is joined in any such action or actions. All rights of the Agent and the other Purchasers and the pledge, assignment and security interest hereunder, and all obligations of each Grantor hereunder, shall be irrevocable, absolute and unconditional irrespective of, and each Grantor hereby irrevocably waives (to the maximum extent permitted by applicable law) any defenses it may now have or may hereafter acquire in any way relating to, any or all of the following:

(a)           any lack of validity or enforceability of any Note Purchase Document or any other agreement or instrument relating thereto;

(b)           any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations or any other obligations of any other Grantor under or in respect of the Note Purchase Documents or any other amendment or waiver of or any consent to any departure from any Note Purchase Document, including, without limitation, any increase in the Secured Obligations resulting from the extension of additional credit to Company or otherwise;

(c)           any taking, exchange, release or non perfection of any Collateral or any other collateral, or any taking, release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Obligations;

(d)           any manner of application of any Collateral or any other collateral, or proceeds thereof, to all or any of the Secured Obligations, or any manner of sale or other disposition of any Collateral or any other collateral for all or any of the Secured Obligations;

(e)           any change, restructuring or termination of the corporate structure or existence of any Grantor;

(f)           any failure of any Purchaser to disclose to any Grantor any information relating to the business, condition (financial or otherwise), operations, performance, assets, nature of assets, liabilities or prospects of any other Grantor now or hereafter known to such Purchaser (each Grantor waiving any duty on the part of the Purchasers to disclose such information);

(g)           the failure of any other Person to execute this Agreement or any other Note Purchase Document, guaranty or agreement or the release or reduction of liability of any Grantor or any guarantor or surety with respect to the Secured Obligations; or

(h)           any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by any Purchaser that might otherwise constitute a defense available to, or a discharge of, such Grantor or any other Grantor or a third party grantor of a security interest.

24.

This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Secured Obligations is rescinded or must otherwise be returned by any Purchaser or by any other Person upon the insolvency, bankruptcy or reorganization of any Grantor or otherwise, all as though such payment had not been made.

SECTION 23.           Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of an original executed counterpart of this Agreement.

SECTION 24.           Governing Law. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York without regard to principles thereof regarding conflict of laws.

SECTION 25.           Ratification of Original Security Agreement.  This Agreement shall be construed in connection with and as part of the Original Security Agreement and all terms, conditions, representations, warranties, covenants, grants of security interests, and agreements set forth in the Original Security Agreement, except as herein amended, are hereby ratified and confirmed.  Without limiting the foregoing, each Grantor hereby ratifies and reaffirms the validity and enforceability of the security interest heretofore granted pursuant to the Original Security Agreement to Agent, as collateral security for the Secured Obligations, and acknowledges that all of the Collateral heretofore pledged as security for the Secured Obligations continues to be and remains Collateral for the Secured Obligations from and after the date hereof.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

25.

In Witness Whereof, each Grantor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

Genta Incorporated,
a Delaware corporation

By
Name:
Title:
Address for Notices:

Genta Incorporated
200 Connell Drive
Berkeley Heights, NJ 07922
Attention: Raymond P. Warrell, Jr., M.D.
Telephone No.: (908) 286-9800

Security Agreement

In Witness Whereof, the Agent has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

Tang Capital Partners, L.P.,
as Agent

By
Name:
Title:

Address for Notices:

c/o Tang Capital Management, LLC
4401 Eastgate Mall
San Diego, CA 92121

Security Agreement

Schedules

Schedule I	-	Pledged Shares and Pledged Debt
Schedule II	-	Locations of Equipment and Inventory
Schedule III	-	Chief Executive Office and Federal Tax Identification Number
Schedule IV	-	Patents, Trademarks and Trade Names, Copyrights and Licenses
Schedule V	-	Existing Commercial Tort Claims

Exhibits

Exhibit A	-	Form of Security Agreement Supplement
Exhibit B	-	Form of Intellectual Property Security Agreement
Exhibit C	-	Form of Intellectual Property Security Agreement Supplement

Security Agreement

Schedule I to the
Security Agreement

PLEDGED SHARES AND PLEDGED DEBT

Part I

Grantor	Stock Issuer	Class of Stock	Par Value	Stock Certificate No(s)	Number of Shares	Percentage of Outstanding Shares

Schedule I to Security Agreement

Part II

Grantor	Debt Issuer	Description	Maturity	Outstanding Principal Amount

Schedule I to Security Agreement

Schedule II to the
Security Agreement

LOCATIONS OF EQUIPMENT AND INVENTORY

Grantor(s)	Locations of Equipment:	Locations of Inventory:
Genta Incorporated	200 Connell Drive, Berkeley Heights, NJ 07922	Almac, 4204 Technology Drive, Durham NC 27704

Chesapeake Biological Laboratory, 1111 South Paca Street, Baltimore MD 21230

Southern Testing, 3809 Airport Drive, Wilson NC 27896

Halls Warehouse Corp, 501 Kentile Road, South Plainfield NJ 07080

Cardinal Health, SPS, 15 Ingram Blvd, Suite 100, La Vergne, TN 37086

Aptuit Europe Limited, Tenth Avenue, Deeside Industrial Park, Deeside, Flintshire CH5 2VA United Kingdom

Schedule II to Security Agreement

Schedule III to the
Security Agreement

CHIEF EXECUTIVE OFFICE, LOCATION
AND FEDERAL TAX IDENTIFICATION NUMBER

Grantor	Location	Chief Executive Office	Federal Tax Identification Number
Genta Incorporated	200 Connell Drive, Berkeley Heights, NJ 07922	Raymond P. Warrell, Jr., M.D.	33-0326866

Schedule III to Security Agreement

Schedule IV to the
Security Agreement

PATENTS, TRADEMARKS AND
TRADE NAMES, COPYRIGHTS AND LICENSES

PATENTS

Grantor	Patents	Country	Applic. No.	Filing Date

See attached.

FEDERAL TRADEMARKS

Grantor	Trademarks	Serial No.	Reg. No.	Filing Date	Reg. Date

See attached.

STATE TRADEMARKS

Grantor	Trademark	State	Reg. No	Reg. Date

See attached.

FOREIGN TRADEMARKS

Grantor	Trademark	Country	Reg. No	Filing Date

See attached.

TRADE NAMES

Grantor	Trade Name	State/Country	Reg. No	Issue Date

See attached.

Schedule IV to Security Agreement

COPYRIGHTS

Grantor	Copyrights	Country	Reg. No	Reg. Date

See attached.

MATERIAL LICENSES

Grantor	Licenses	Title	Date	Parties

See attached.

EXCEPTION PURSUANT TO SECTION 5(K)(VI) OF THE SECURITY AGREEMENT

Grantor	Title	Date	Parties

Schedule IV to Security Agreement

Schedule V to the
Security Agreement

EXISTING COMMERCIAL TORT CLAIMS

None.

Schedule V to Security Agreement

Exhibit A to the
Security Agreement

FORM OF SECURITY AGREEMENT SUPPLEMENT

___________, 200_

Tang Capital Partners, L.P.,
as the Agent for the
Purchasers referred to in the
Securities Purchase Agreements referred to below
_______________________________
_______________________________
Attn:  __________________________

GENTA INCORPORATED

Ladies and Gentlemen:

Reference is made to (i) the Securities Purchase Agreement dated as of June 9, 2008 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Original Securities Purchase Agreement”) among Genta Incorporated, a Delaware corporation, as the Company, the Purchasers party thereto, and Tang Capital Partners, L.P., as Agent, (ii) the Securities Purchase Agreement dated as of ____________, 2009 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “2009 Securities Purchase Agreement” and together with the Original Securities Purchase Agreement, the (“Securities Purchase Agreements”)), among Genta Incorporated, a Delaware corporation, as the Company, the Purchasers party thereto, and Tang Capital Partners, L.P., as Agent, and (iii) the Amended and Restated General Security Agreement dated as of ___________, 2009 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”) between the Grantors from time to time party thereto and the Agent for the Purchasers. Terms defined in the Securities Purchase Agreements or the Security Agreement and not otherwise defined herein are used herein as defined in the Securities Purchase Agreements or the Security Agreement.

SECTION 1.           Grant of Security. The undersigned hereby assigns and pledges to the Agent for the ratable benefit of the Purchasers, and hereby grants to the Agent for the ratable benefit of the Purchasers, a security interest in, all of its right, title and interest in and to all of the Collateral of the undersigned, whether now owned or hereafter acquired by the undersigned, wherever located and whether now or hereafter existing or arising, including, without limitation, the property and assets of the undersigned set forth on the attached supplemental schedules to the Schedules to the Security Agreement.

SECTION 2.           Security for Obligations. The pledge and assignment of, and the grant of a security interest in, the Collateral by the undersigned under this Security Agreement Supplement and the Security Agreement secures the payment and performance of all Liabilities, together with the prompt payment of all expenses, including, without limitation, reasonable attorney costs and disbursements incurred by the Agent or the Purchasers incidental to the collection of the Liabilities and the enforcement or protection of the Agent’s security interest in the Collateral.

Security Agreement Supplement

SECTION 3.           Supplements to Security Agreement Schedules. The undersigned has attached hereto supplemental Schedules I, II, III, IV, and V to Schedules I, II, III, IV, and V, respectively, to the Security Agreement, and the undersigned hereby certifies, as of the date first above written, that such supplemental schedules have been prepared by the undersigned in substantially the form of the equivalent Schedules to the Security Agreement and are complete and correct in all material respects.

SECTION 4.           Representations and Warranties. The undersigned hereby makes each representation and warranty set forth in Section 5 of the Security Agreement (as supplemented by the attached supplemental schedules) to the same extent as each other Grantor.

SECTION 5.           Obligations Under the Security Agreement. The undersigned hereby agrees, as of the date first above written, to be bound as a Grantor by all of the terms and provisions of the Security Agreement to the same extent as each of the other Grantors. The undersigned further agrees, as of the date first above written, that each reference in the Security Agreement to an “Additional Grantor” or a “Grantor” shall also mean and be a reference to the undersigned.

SECTION 6.           Governing Law. This Security Agreement Supplement shall be governed by, and construed in accordance with, the law of the State of New York without regard to principles thereof regarding conflict of laws.

Security Agreement Supplement

Very truly yours,

[Name Of Additional Grantor]

By
Title:

Address for Notices:

Security Agreement Supplement

Exhibit B to the
Security Agreement

FORM OF AMENDED AND RESTATED INTELLECTUAL PROPERTY SECURITY AGREEMENT

This Amended and Restated Intellectual Property Security Agreement (as amended, amended and restated, supplemented or otherwise modified from time to time, the “IP Security Agreement”) dated as of ___________, 2009, is made by the Persons listed on the signature pages hereof (collectively, the “Grantors”) in favor of Tang Capital Partners, L.P., as Agent (the “Agent”) for the Purchasers (as defined in the Securities Purchase Agreements referred to below). .  This IP Security Agreement amends and restates in its entirety that certain Intellectual Property Security Agreement dated as of June 9, 2008 between Grantors and Agent for certain of the Purchasers, as heretofore amended or supplemented (the “Original IP Security Agreement”).

WHEREAS, Genta Incorporated, a Delaware corporation, has entered into a Securities Purchase Agreement dated as of June 5, 2008 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Original Securities Purchase Agreement”) among Genta Incorporated, a Delaware corporation, as the Company, the Purchasers party thereto, and Tang Capital Partners, L.P., as Agent and a Securities Purchase Agreement dated as of ____________, 2009 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “2009 Securities Purchase Agreement” and together with the Original Securities Purchase Agreement, the (“Securities Purchase Agreements”)), among Genta Incorporated, a Delaware corporation, as the Company, the Purchasers party thereto, and Tang Capital Partners, L.P., as Agent. Terms defined in the Securities Purchase Agreements and not otherwise defined herein are used herein as defined in the Securities Purchase Agreements.

WHEREAS, as a condition precedent to the purchase of the Notes by the Purchasers under the Securities Purchase Agreements, each Grantor has executed and delivered that certain Amended and Restated General Security Agreement dated as of ______________, 2009 between the Grantors and the Agent (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”).

WHEREAS, under the terms of the Security Agreement, the Grantors have granted a security interest in, among other property, certain intellectual property of the Grantors to the Agent for the ratable benefit of the Purchasers, and have agreed as a condition thereof to execute this IP Security Agreement covering such intellectual property for recording with the U.S. Patent and Trademark Office, the United States Copyright Office and other governmental authorities. The parties intend that all security interests granted pursuant to this IP Security Agreement, (including those granted under the Original IP Security Agreement) shall be pari passu notwithstanding the date, order or method of attachment or perfection of any such lien or security interest or the provisions of any applicable law.

Intellectual Property Security Agreement

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor agrees as follows:

SECTION 1.    Grant of Security. Each Grantor hereby grants to the Agent for the ratable benefit of the Purchasers a security interest in and to all of such Grantor’s right, title and interest in and to the following (the “Collateral”):

(i)           the United States, international, and foreign patents, patent applications and patent licenses set forth in Schedule A hereto (as such Schedule A may be supplemented from time to time by supplements to the Security Agreement and this IP Security Agreement, each such supplement being in substantially the form of Exhibit C to the Security Agreement (an “IP Security Agreement Supplement”), executed and delivered by such Grantor to the Agent from time to time), together with all reissues, divisions, continuations, continuations-in-part, extensions and reexaminations thereof, and all rights therein provided by international treaties or conventions (the “Patents”);

(ii)          the United States and foreign trademark and service mark registrations, applications, and licenses set forth in Schedule B hereto (as such Schedule B may be supplemented from time to time by IP Security Agreement Supplements executed and delivered by such Grantor to the Agent from time to time) (the “Trademarks”);

(iii)         the copyrights, United States and foreign copyright registrations and applications and copyright licenses set forth in Schedule C hereto (as such Schedule C may be supplemented from time to time by IP Security Agreement Supplements executed and delivered by such Grantor to the Agent from time to time) (the “Copyrights”);

(iv)         any and all claims for damages for past, present and future infringement, misappropriation or breach with respect to the Patents, Trademarks and Copyrights, with the right, but not the obligation, to sue for and collect, or otherwise recover, such damages; and

(v)           any and all proceeds of the foregoing.

SECTION 2.    Security for Obligations. The pledge and assignment of, and the grant of a security interest in, the Collateral by each Grantor under this IP Security Agreement secures the payment of the Secured Obligations (as defined in the Security Agreement) now or hereafter existing, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest (including any interest that accrues after the commencement of bankruptcy), premiums, penalties, fees, indemnifications, contract causes of action, costs, expenses or otherwise.

SECTION 3.    Recordation. Each Grantor authorizes and requests that the Register of Copyrights, the Commissioner of Patents and Trademarks and any other applicable government officer record this IP Security Agreement.

Security Agreement Supplement

SECTION 4.    Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

SECTION 5.     Grants, Rights and Remedies. This IP Security Agreement has been entered into in conjunction with the provisions of the Security Agreement. Each Grantor does hereby acknowledge and confirm that the grant of the security interest hereunder to, and the rights and remedies of, the Agent with respect to the Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated herein by reference as if fully set forth herein.

SECTION 6.     Governing Law. This IP Security Agreement shall be governed by, and construed in accordance with, the law of the State of New York without regard to principles thereof regarding conflict of laws.

SECTION 7.    Ratification of Original Intellectual Property Security Agreement.  This IP Security Agreement shall be construed in connection with and as part of the Original IP Security Agreement and all terms, conditions, representations, warranties, covenants, grants of security interests, and agreements set forth in the Original IP Security Agreement, except as herein amended, are hereby ratified and confirmed.  Without limiting the foregoing, each Grantor hereby ratifies and reaffirms the validity and enforceability of the security interest heretofore granted pursuant to the Original IP Security Agreement to Agent, as collateral security for the Secured Obligations, and acknowledges that all of the Collateral heretofore pledged as security for the Secured Obligations continues to be and remains Collateral for the Secured Obligations from and after the date hereof.

Security Agreement Supplement

In Witness Whereof, each Grantor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

Genta Incorporated,
a Delaware corporation

By
Name:
Title:

Address for Notices:

Genta Incorporated
200 Connell Drive
Berkeley Heights, NJ 07922
Attention: Raymond P. Warrell, Jr., M.D.
Telephone No.: (908) 286-9800

Intellectual Property Security Agreement

In Witness Whereof, the Agent has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

Tang Capital Partners, L.P.,
as Agent

By
Name:
Title:

Address for Notices:

Intellectual Property Security Agreement

Schedule A to the
IP Security Agreement

PATENTS

Grantor	Patents	Country	Applic. No.	Filing Date
See attached.

Intellectual Property Security Agreement
Schedule A

Schedule B to the
IP Security Agreement

FEDERAL TRADEMARKS

Grantor	Trademarks	Serial No.	Reg. No.	Filing Date	Reg. Date
See attached.

Intellectual Property Security Agreement
Schedule B

Schedule C to the
IP Security Agreement

COPYRIGHTS

Grantor	Copyrights	Country	Reg. No	Reg. Date
See attached.

Intellectual Property Security Agreement
Schedule C

Exhibit C to the
Security Agreement

FORM OF INTELLECTUAL PROPERTY
SECURITY AGREEMENT SUPPLEMENT

This Intellectual Property Security Agreement Supplement (this “IP Security Agreement Supplement”) dated as of ___________, 200_, is made by the Person listed on the signature page hereof (the “Grantor”) in favor of Tang Capital Partners, L.P., as Agent (the “Agent”) for the Purchasers (as defined in the Securities Purchase Agreements referred to below).

Whereas, Genta Incorporated, a Delaware corporation, has entered into a Securities Purchase Agreement dated as of June 9, 2008 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Original Securities Purchase Agreement”) among Genta Incorporated, a Delaware corporation, as the Company, the Purchasers party thereto, and Tang Capital Partners, L.P., as Agent and a Securities Purchase Agreement dated as of ____________, 2009 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “2009 Securities Purchase Agreement” and together with the Original Securities Purchase Agreement, the (“Securities Purchase Agreements”)), among Genta Incorporated, a Delaware corporation, as the Company, the Purchasers party thereto, and Tang Capital Partners, L.P., as Agent. Terms defined in the Securities Purchase Agreements and not otherwise defined herein are used herein as defined in the Securities Purchase Agreements.

Whereas, pursuant to the Securities Purchase Agreements, the Grantor and certain other Persons have executed and delivered that certain Amended and Restated General Security Agreement dated as of ____________, 2009 between the Grantor, such other Persons and the Agent (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”). To create a short form version of the Security Agreement covering certain intellectual property of the Grantor and such other Persons for recording with the U.S. Patent and Trademark Office, the United States Copyright Office and other governmental authorities, the Grantor and such other Persons have executed and delivered that certain Amended and Restated Intellectual Property Security Agreement made by the Grantor and such other Persons to the Agent dated as of_____________, 2009 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “IP Security Agreement”).

Whereas, under the terms of the Security Agreement and the IP Security Agreement, the Grantor has granted a security interest in the Additional Collateral (as defined in Section 1 below) of the Grantor to the Agent for the ratable benefit of the Purchasers and has agreed as a condition thereof to execute this IP Security Agreement Supplement for recording with the U.S. Patent and Trademark Office, the United States Copyright Office and other governmental authorities.

Intellectual Property Security Agreement
Schedule C

Now, Therefore, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor agrees as follows:

SECTION 1.           Confirmation of Grant of Security. The Grantor hereby acknowledges and confirms the grant of a security interest to the Agent for the ratable benefit of the Purchasers under the Security Agreement and the IP Security Agreement in and to all of the Grantor’s right, title and interest in and to the following (the “Additional Collateral”):

(i)           The United States, international, and foreign patents, patent applications, and patent licenses set forth in Schedule A hereto, together with all reissues, divisions, continuations, continuations-in-part, extensions and reexaminations thereof, and all rights therein provided by international treaties or conventions (the “Patents”);

(ii)           The United States and foreign trademark and service mark registrations, applications, and licenses set forth in Schedule B hereto (the “Trademarks”);

(iii)           The copyrights, United States and foreign copyright registrations and applications and copyright licenses set forth in Schedule C hereto (the “Copyrights”);

(iv)           any and all claims for damages for past, present and future infringement, misappropriation or breach with respect to the Patents, Trademarks and Copyrights, with the right, but not the obligation, to sue for and collect, or otherwise recover, such damages; and

(v)           any and all proceeds of the foregoing.

SECTION 2.           Supplement to Security Agreement and IP Security Agreement.  Schedule IV to the Security Agreement and Schedules A, B and C to the IP Security Agreement are each, effective as of the date hereof, hereby supplemented to add to such Schedules the Additional Collateral.

SECTION 3.           Recordation. The Grantor authorizes and requests that the Register of Copyrights, the Commissioner of Patents and Trademarks and any other applicable government officer to record this IP Security Agreement Supplement.

SECTION 4.           Governing Law. This IP Security Agreement Supplement shall be governed by, and construed in accordance with, the law of the State of New York without regard to principles thereof regarding conflict of laws.

Intellectual Property Security Agreement Supplement
Exhibit C

In Witness Whereof, the Grantor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

[Name Of Grantor]

By
Name:
Title:

Address for Notices:

Intellectual Property Security Agreement
Schedule C